UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C., 20036
(Address of principal executive offices)  (Zip Code)

(202) 467-6868
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On January 27, 2014, Mr. Cayce Roy notified Liquidity Services, Inc. (the “Company”) of his decision to resign as Executive Vice President and President, Retail Supply Chain Group, effective as of February 7, 2014.  Mr. Roy is assisting the Company with the transition of his responsibilities.

Mr. James M. Rallo will serve as acting President, Retail Supply Chain Group following Mr. Roy’s resignation.  Mr. Rallo has served as the Company’s Chief Financial Officer and Treasurer since February 2005.  The Company anticipates a smooth transition of Mr. Roy’s responsibilities given Mr. Rallo’s extensive financial expertise, business acumen and leadership and his involvement in the development of the Company’s business strategy.

(c)           Effective as of February 5, 2014, Ms. Kathy Domino, the Company’s Vice President and Corporate Controller, will be appointed the Company’s Chief Accounting Officer.  Ms. Domino, age 57, will continue to report to Mr. Rallo.  Ms. Domino brings over 20 years of accounting, financial reporting and operations experience to her new role with the Company.  Ms. Domino has served as Corporate Controller since joining the Company in 2006.  Ms. Domino holds a bachelor’s degree in accounting and business administration from the University of Maryland and is a licensed certified public accountant.

In connection with the appointment, Ms. Domino’s base salary has been increased to $230,000 and her target bonus percentage has been increased to 45% of her base salary.  In addition, subject to approval of the Company’s board of directors, Ms. Domino will receive a grant of 8,000 shares of Company restricted stock, 50% of which will time vest and 50% of which will vest upon satisfaction of specified performance conditions.

There are no family relationships between Ms. Domino and any other director or executive officer of the Company.  The Company had no transactions, and has no transaction proposed, in which Ms. Domino, or any member of her immediate family, has a direct or indirect material interest.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Liquidity Services, Inc. dated January 31, 2014

The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ James E. Williams
		Name:	James E. Williams
		Title:	Vice President, General Counsel and
Corporate Secretary

Date: January 31, 2014

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Liquidity Services, Inc. dated January 31, 2014